EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Abington Savings Bank for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned James P. McDonough, President and Chief Executive Officer and Robert M. Lallo, Chief Financial Officer and Executive Vice President of Abington Savings Bank, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James P. McDonough	/s/ Robert M. Lallo
James P. McDonough	Robert M. Lallo
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

November 14, 2002